Assets And Liabilities Measured At Fair Value (Schedule Of Carrying Amounts And Estimated Fair Value Of Financial Instruments) (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Assets And Liabilities Measured At Fair Value [Abstract]
Current and long-term debt, Carrying Amount	$ (546,795)	$ (561,578)	$ (1,170)
Current and long-term debt. Fair Value	$ (552,200)	$ (559,411)	$ (1,519)